SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 30, 2004



                          THE L.S. STARRETT COMPANY
             (Exact name of registrant as specified in its charter)


          Massachusetts                 1-367              04-1866480
  (State or Other Jurisdiction       (Commission         (IRS Employer
        of Incorporation)            File Number)      Identification No.)



                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
                (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:   978-249-3551




          (Former name or former address, if changed since last report)



















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Item 5.  Other Events and Required FD Disclosure

On July 30, 2004, The L.S. Starrett Company (the "Company") issued a press release announcing that the Company changed the date of its Annual Meeting of Stockholders to October 13, 2004 in order to provide more time and hindsight in the determination and preparation of its annual financial results, which will be announced in early September. The meeting was originally scheduled to be held on September 15, 2004.

A copy of the press release dated July 30, 2004 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.     Financial Statements and Exhibits.

       (c)    Exhibits:

            99.1 Press Release issued by the Company dated July 30, 2004.



                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE L.S. STARRETT COMPANY


Date:  July 30, 2004                By: s/ ROGER U. WELLINGTON, JR.
                                    Name:  Roger U. Wellington, Jr.
                                    Title: Vice President, Treasurer and
                                           Chief Financial Officer




















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